SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                            _______________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 13, 2006


                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      1-2257                  13-1394750
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                 110 Richards Avenue, Norwalk, CT  06856-5090
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


_______________________________________________________________________________
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below)

{ } Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act 17 CFR 240.13e-4c

Item 8.01  Other Events

         On June 13, 2006, the Board of Directors of the Company did not declare a regular quarterly dividend in order to pay down debt and conserve cash. The Company recently reported in a Form 8-K dated May 26, 2006 that it has called for redemption its remaining $12,201,000 7 1/2% Convertible Subordinated Notes on June 15, 2006.



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    TRANS-LUX CORPORATION

                                                By: /s/ Angela D. Toppi
                                                    ---------------------------
                                                    Angela D. Toppi
                                                    Executive Vice President
                                                    and Chief Financial Officer


Date:  June 14, 2006